UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 19, 2025 (March 17, 2025)
Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 West Liberty Street, 12th Floor, Reno, Nevada 89501
(Address of principal executive offices, including zip code)
(775) 328-0100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.
On March 17, 2025, Caesars Entertainment, Inc. (the “Company”) entered into a Director Appointment and Nomination Agreement (the “Agreement”) with Carl C. Icahn, Jesse Lynn, Ted Papapostolou, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc, Beckton Corp. and Nakatomi Trading, LLC (collectively, the “Icahn Group”).
Pursuant to the Agreement, the Board of Directors of the Company (the “Board”) agreed to appoint Jesse Lynn and Ted Papapostolou (the “Icahn Designees”) to the Board, effective immediately, with an initial term expiring at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and agreed to nominate the Icahn Designees to stand for nomination at the 2025 Annual Meeting. In connection with the appointments of the Icahn Designees, the Icahn Group has agreed not to conduct a proxy contest or engage in any solicitation of proxies regarding any matter, including the election of directors, with respect to the 2025 Annual Meeting. At this time, the Icahn Designees have not been appointed to serve on any committees of the Board.
In connection with their appointment to the Board, the Board determined that each of the Icahn Designees qualified as an independent director under the listing rules of Nasdaq. The Icahn Designees will receive the same compensation as the Company’s other non-employee directors, which is described in the Company’s definitive proxy statement for its 2024 annual meeting of stockholders on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2024.
In the event an Icahn Designee resigns from his position as a Board member or is unable to serve as a director of the Board due to death, disability or incapacity, the Agreement provides a mechanism for the Icahn Group to designate a substitute director, reasonably acceptable to the Board, to be appointed to the Board for the remainder of the term of such Icahn Designee.
The Agreement also includes other customary voting, standstill and mutual non-disparagement provisions including that the Icahn Group will not acquire beneficial ownership of 5% or more of the Company’s outstanding common stock during the Standstill Period (as defined below). Absent an uncured breach of the material provisions of the Agreement by the Company, the standstill restrictions on the Icahn Group will remain in effect until the later of (i) thirty calendar days before the nomination deadline for stockholders to nominate candidates for the 2026 annual meeting of stockholders and (ii) such date as no Icahn Designee is on the Board and the Icahn Group no longer has any right to designate a replacement (including if the Icahn Group has irrevocably waived such right in writing) (the “Standstill Period”).
The Agreement further provides that, if at any time the Icahn Group ceases collectively to beneficially own at least 10,551,100 shares of common stock, which number of shares is subject to adjustment in certain circumstances as described in the Agreement, then the Icahn Group shall cause one Icahn Designee (or replacement designee, as applicable) to promptly resign from the Board and any committee of the Board on which he or she then sits. If the Icahn Group ceases collectively to beneficially own at least 5,275,550 shares of common stock, which number of shares is subject to adjustment in certain circumstances as described in the Agreement, then the Icahn Group shall cause each Icahn Designee (or replacement designee, as applicable) to promptly resign from the Board and any committee of the Board on which he or she then sits. In each case, the Icahn Group shall not have the right to replace such Icahn Designee(s).
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is filed hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The description of the matters included under Item 1.01 are incorporated into this Item 5.02 by reference.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 17, 2025, the Board adopted an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately. The amendment revised Article II, Section 1 of the Bylaws to increase the maximum size of the Board from 11 to 12 directors. This amendment was made pursuant to the Agreement described in Item 1.01 of this Current Report on Form 8-K.
The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Bylaws of the Company, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.
On March 18, 2025, the Company issued a press release regarding the appointment of the Icahn Designees and the execution of the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information set forth in this Item 7.01, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws of Caesars Entertainment, Inc.
10.1
Director Appointment and Nomination Agreement, dated March 17, 2025, by and between Caesars Entertainment, Inc., Carl C. Icahn, Jesse Lynn, Ted Papapostolou, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc, Beckton Corp. and Nakatomi Trading, LLC

99.1	Press Release Regarding Director Appointment and Nomination Agreement, dated March 18, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

Date:	March 19, 2025	By:	/s/ Edmund L. Quatmann, Jr.
Edmund L. Quatmann, Jr.
Chief Legal Officer, Executive Vice President and Secretary